                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

To The Board of Directors
Parallel Petroleum Corporation:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                            /s/  KPMG PEAT MARWICK LLP

Midland, Texas
November 7, 1996